                         MITCHELL HUTCHINS SERIES TRUST
                          1285 Avenue of the Americas
                            New York, New York 10019

Mitchell Hutchins Series Trust ("Fund") is a professionally managed, open-end investment company that offers shares in the Portfolios listed below. All the Portfolios except Strategic Income Portfolio and Global Income Portfolio are diversified, and each has its own investment objective and policies. Class H shares of each Portfolio are offered only to insurance company separate accounts that fund benefits under variable annuity contracts and/or variable life insurance contracts ("Contracts"). High Income Portfolio, Strategic Income Portfolio, Tactical Allocation Portfolio and Small Cap Portfolio are newly organized and have no operating histories.

  * STRATEGIC INCOME PORTFOLIO strategically allocates its investments among three bond market categories: U.S. government and investment grade corporate bonds; U.S. high yield, high risk corporate bonds; and foreign and emerging market bonds.

  * GLOBAL INCOME PORTFOLIO invests principally in high quality bonds of foreign and U.S. issuers.

  * HIGH INCOME PORTFOLIO invests primarily in a diversified range of high yield, high risk U.S. and foreign corporate bonds.

  * BALANCED PORTFOLIO invests primarily in a combination of equity securities, investment grade bonds and money market instruments.

  * GROWTH AND INCOME PORTFOLIO invests primarily in dividend-paying equity securities believed to have the potential for rapid earnings growth.

  * TACTICAL ALLOCATION PORTFOLIO follows a disciplined investment strategy that allocates its assets between common stocks and U.S. Treasury notes or U.S. Treasury bills.

  * GROWTH PORTFOLIO invests primarily in equity securities of companies believed to have substantial potential for capital growth.

  * SMALL CAP PORTFOLIO invests primarily in equity securities of small capitalization ("small cap") companies.

This Prospectus concisely sets forth information about the Fund that a prospective investor should know before investing. Investors are advised to read this Prospectus and the applicable Contract prospectus and retain them for future reference. A Statement of Additional Information dated May 1, 1998, as amended August 5, 1998 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission ("SEC" or "Commission"). The Statement of Additional Information can be obtained without charge and further inquiries can be made by contacting the Fund or by calling toll free 1-800-647-1568. In addition, the Commission maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding registrants that file electronically with the Commission.

STRATEGIC INCOME PORTFOLIO AND HIGH INCOME PORTFOLIO MAY INVEST WITHOUT LIMIT IN HIGH YIELD, HIGH RISK BONDS, COMMONLY KNOWN AS "JUNK BONDS." BONDS OF THIS TYPE ARE CONSIDERED SPECULATIVE WITH RESPECT TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH INVESTMENTS IN THESE FUNDS.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The date of this Prospectus is May 1, 1998, as amended August 5, 1998.

                                      MH 1

                               TABLE OF CONTENTS

                                                                           PAGE
Financial Highlights...................................................... MH  3
Offering of Fund Shares................................................... MH  8
Investment Objectives and Policies........................................ MH  8
Description of Securities, Related Risks and Investment Techniques........ MH 14
Purchases, Redemptions and Exchanges...................................... MH 23
Dividends, Other Distributions and Federal Income Tax..................... MH 23
Valuation of Shares....................................................... MH 25
Management................................................................ MH 25
General Information....................................................... MH 28
Appendix.................................................................. MH 29

                                      MH 2

                              FINANCIAL HIGHLIGHTS

The tables below provide data and ratios for one Class H share of each Portfolio that had operations during the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1997, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the tables appearing below relating to each of the five years in the period ended December 31, 1997, have been audited by Ernst & Young LLP. The information appearing below for periods prior to the year ended December 31, 1993 also has been audited by Ernst & Young LLP, whose reports thereon were unqualified. Further information about the performance of each Portfolio is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568.

The financial highlights information pertains to the Portfolios and does not reflect charges related to the separate accounts that fund the Contracts. You should refer to the appropriate Contract prospectus for additional information regarding such charges.

                                      MH 3

                                                        GLOBAL INCOME PORTFOLIO
                          ---------------------------------------------------------------------------------------------
                                                                                                             FOR THE
                                                                                                              PERIOD
                                                                                                              MAY 1,
                                             FOR THE YEARS ENDED DECEMBER 31,                                1988+ TO
                          -------------------------------------------------------------------------------  DECEMBER 31,
                           1997     1996     1995     1994      1993     1992     1991     1990     1989       1988
                          -------  -------  -------  -------   -------  -------  -------  -------  ------  ------------
Net asset value,
 beginning of period....  $ 11.14  $ 11.20  $ 10.88  $ 11.72   $ 11.17  $ 11.65  $ 11.16  $ 10.19  $10.67     $10.00
                          -------  -------  -------  -------   -------  -------  -------  -------  ------     ------
Net investment income
 (loss).................     0.75     0.87    (0.05)    0.97      0.96     0.80     0.75     0.52    0.94       0.28
Net realized and
 unrealized gains
 (losses) from
 investments............    (0.36)   (0.13)    1.52    (1.60)     0.90    (0.65)    0.40     1.00   (0.22)      0.39
                          -------  -------  -------  -------   -------  -------  -------  -------  ------     ------
Net increase (decrease)
 from investment
 operations.............     0.39     0.74     1.47    (0.63)     1.86     0.15     1.15     1.52    0.72       0.67
                          -------  -------  -------  -------   -------  -------  -------  -------  ------     ------
Dividends from net
 investment income......    (0.71)   (0.79)   (1.15)   (0.21)    (0.94)   (0.56)   (0.65)   (0.52)  (1.06)       --
Distributions in excess
 of net investment
 income.................      --       --       --       --      (0.16)     --       --       --      --         --
Distributions from net
 realized gains from
 investments............    (0.01)   (0.01)     --       --      (0.21)   (0.07)   (0.01)   (0.03)  (0.14)       --
                          -------  -------  -------  -------   -------  -------  -------  -------  ------     ------
Total dividends and
 other distributions....    (0.72)   (0.80)   (1.15)   (0.21)    (1.31)   (0.63)   (0.66)   (0.55)  (1.20)       --
                          -------  -------  -------  -------   -------  -------  -------  -------  ------     ------
Net asset value, end of
 period.................  $ 10.81  $ 11.14  $ 11.20  $ 10.88   $ 11.72  $ 11.17  $ 11.65  $ 11.16  $10.19     $10.67
                          =======  =======  =======  =======   =======  =======  =======  =======  ======     ======
Total investment return
 (1)....................     3.50%    6.62%   13.58%   (5.56)%   16.65%    1.29%   10.30%   14.92%   6.80%      6.70%
                          =======  =======  =======  =======   =======  =======  =======  =======  ======     ======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........  $17,773  $24,436  $35,700  $52,688   $64,610  $63,172  $51,988  $30,778  $7,425     $7,298
Expenses to average net
 assets**...............     1.52%    1.56%    1.19%    1.17%     0.98%    1.07%    1.20%    1.72%   1.86%      1.86%*
Net investment income to
 average net assets**...     6.34%    6.56%    7.21%    7.23%     7.47%    7.20%    7.59%    8.64%   9.00%      6.35%*
Portfolio turnover rate
 .......................      142%     134%     160%      97%       69%      75%      14%     110%     32%       136%

-------
 *  Annualized
** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 1.75% and 8.61%, 2.59% and 8.27% and 3.30% and 4.91%, respectively, for the years ended December 31, 1990 and 1989, and for the period ended December 31, 1988.
 +  Commencement of operations
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional Contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

                                     MH 4

                                                          BALANCED PORTFOLIO*
                          ----------------------------------------------------------------------------------------------
                                                                                                              FOR THE
                                                                                                               PERIOD
                                                                                                              JUNE 1,
                                             FOR THE YEARS ENDED DECEMBER 31,                                 1988+ TO
                          --------------------------------------------------------------------------------  DECEMBER 31,
                           1997     1996     1995     1994      1993     1992     1991     1990     1989        1988
                          -------  -------  -------  -------   -------  -------  -------  -------  -------  ------------
Net asset value,
 beginning
 of period..............  $ 10.95  $ 10.70  $ 9.54   $ 11.95   $ 11.63  $ 11.39  $  9.99  $ 10.37  $ 10.54    $ 10.00
                          -------  -------  -------  -------   -------  -------  -------  -------  -------    -------
Net investment income...     0.28     0.29     0.35     0.30      0.33     0.35     0.47     0.65     0.66       0.28
Net realized and
 unrealized gains
 (losses) from
 investments............     2.44     1.49     1.88    (1.44)     1.48     0.24     1.40    (0.38)    0.52       0.26
                          -------  -------  -------  -------   -------  -------  -------  -------  -------    -------
Net increase (decrease)
 from investment
 operations.............     2.72     1.78     2.23    (1.14)     1.81     0.59     1.87     0.27     1.18       0.54
                          -------  -------  -------  -------   -------  -------  -------  -------  -------    -------
Dividends from net
 investment income......    (0.28)   (0.28)   (0.35)   (0.30)    (0.33)   (0.35)   (0.47)   (0.65)   (0.94)       --
Distributions from net
 realized gains on
 investments............    (2.06)   (1.25)   (0.72)   (0.97)    (1.16)     --       --       --     (0.41)       --
                          -------  -------  -------  -------   -------  -------  -------  -------  -------    -------
Total dividends and
 other distributions....    (2.34)   (1.53)   (1.07)   (1.27)    (1.49)   (0.35)   (0.47)   (0.65)   (1.35)       --
                          -------  -------  -------  -------   -------  -------  -------  -------  -------    -------
Net asset value, end of
 period.................  $ 11.33  $ 10.95  $ 10.70  $  9.54   $ 11.95  $ 11.63  $ 11.39  $  9.99  $ 10.37    $ 10.54
                          =======  =======  =======  =======   =======  =======  =======  =======  =======    =======
Total investment return
 (1)....................    24.86%   16.82%   23.27%   (9.59)%   15.76%    5.18%   18.73%    2.63%   11.10%      5.40%
                          =======  =======  =======  =======   =======  =======  =======  =======  =======    =======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........  $28,211  $29,224  $23,413  $23,263   $33,367  $38,583  $33,327  $25,681  $26,851    $22,845
Expenses to average net
 assets***..............     1.19%    1.24%    1.09%    1.03%     0.95%    0.93%    0.94%    1.48%    1.25%      1.24%**
Net investment income to
 average net assets***..     2.06%    2.29%    2.88%    2.30%     2.27%    3.11%    4.64%    5.71%    6.54%      6.11%**
Portfolio turnover rate.      169%     235%     171%     112%       60%      31%     101%     169%     230%        70%
Average commission rate
 paid (2)...............  $0.0600  $0.0616      --       --        --       --       --       --       --         --

-------
* Prior to January 26, 1996, Balanced Portfolio was known as Asset Allocation Portfolio.
**  Annualized
*** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 1.50% and 5.69%, 1.39% and 6.40% and 1.44% and 5.91%, respectively, for the years ending December 31, 1990 and 1989 and for the period ended December 31, 1988.
+   Commencement of operations
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional Contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                                     MH 5

                                        GROWTH AND INCOME PORTFOLIO
                          -----------------------------------------------------------------
                                    FOR THE YEARS ENDED                     FOR THE PERIOD
                                       DECEMBER 31,                        JANUARY 2, 1992+
                          ----------------------------------------------   TO DECEMBER 31,
                           1997     1996      1995      1994      1993           1992
                          -------  -------   -------   -------   -------   ----------------
Net asset value,
 beginning of period....  $ 12.27  $ 11.83   $  9.16   $  9.87   $ 10.26       $ 10.00
                          -------  -------   -------   -------   -------       -------
Net investment income...     0.10     0.06      0.10      0.10      0.16          0.08
Net realized and
 unrealized gains
 (losses) from
 investments............     3.88     2.53      2.70     (0.71)    (0.39)         0.26
                          -------  -------   -------   -------   -------       -------
Net increase (decrease)
 from investment
 operations.............     3.98     2.59      2.80     (0.61)    (0.23)         0.34
                          -------  -------   -------   -------   -------       -------
Dividends from net
 investment income......    (0.10)   (0.06)    (0.10)    (0.10)    (0.16)        (0.08)
Distributions from net
 realized gains from
 investments............    (2.46)   (2.09)    (0.03)      --        --            --
                          -------  -------   -------   -------   -------       -------
Total dividends and
 other distributions....    (2.56)   (2.15)    (0.13)    (0.10)    (0.16)        (0.08)
                          -------  -------   -------   -------   -------       -------
Net asset value, end of
 period.................  $ 13.69  $ 12.27   $ 11.83   $  9.16   $  9.87       $ 10.26
                          =======  =======   =======   =======   =======       =======
Total investment return
 (1)....................    32.45%   22.12 %   30.52 %   (6.18)%   (2.26)%        3.40 %
                          =======  =======   =======   =======   =======       =======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........  $18,493  $14,520   $14,797   $12,872   $16,281       $20,037
Expenses to average net
 assets.................     1.04%    1.58 %    1.37 %    1.35 %    1.12 %        1.29 %*
Net investment income to
 average net assets.....     0.71%    0.49 %    0.94 %    1.06 %    1.37 %        1.21 %*
Portfolio turnover rate.       92%      99 %     134 %     150 %      52 %          14 %
Average commission rate
 paid (2)...............  $0.0599  $0.0598       --        --        --            --

--------
*   Annualized
+   Commencement of operations
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional Contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                                     MH 6

                                                        GROWTH PORTFOLIO
                          -----------------------------------------------------------------------------------------
                                                FOR THE YEARS ENDED DECEMBER 31,
                          -----------------------------------------------------------------------------------------
                           1997     1996      1995     1994      1993     1992     1991     1990      1989    1988
                          -------  -------   -------  -------   -------  -------  -------  -------   ------  ------
Net asset value,
 beginning
 of period..............  $ 17.48   $17.57   $ 14.56  $ 18.06   $ 15.68  $ 14.92  $ 10.57  $ 11.66   $10.38  $ 8.76
                          -------  -------   -------  -------   -------  -------  -------  -------   ------  ------
Net investment income
 (loss).................     0.03    (0.06)     0.04     0.01      0.00     0.11     0.10     0.14     0.09    0.21
Net realized and
 unrealized gains
 (losses) from
 investments............     2.69     3.29      4.68    (2.13)     3.08     0.76     4.35    (1.09)    3.90    1.41
                          -------  -------   -------  -------   -------  -------  -------  -------   ------  ------
Net increase (decrease)
 from investment
 operations.............     2.72     3.23      4.72    (2.12)     3.08     0.87     4.45    (0.95)    3.99    1.62
                          -------  -------   -------  -------   -------  -------  -------  -------   ------  ------
Dividends from net
 investment income......    (0.03)     --      (0.08)   (0.01)      --     (0.11)   (0.10)   (0.14)   (0.30)    --
Distributions from net
 realized gains from
 investments............    (4.54)   (3.32)    (1.63)   (1.37)    (0.70)     --       --       --     (2.41)    --
                          -------  -------   -------  -------   -------  -------  -------  -------   ------  ------
Total dividends and
 other distributions....    (4.57)   (3.32)    (1.71)   (1.38)    (0.70)   (0.11)   (0.10)   (0.14)   (2.71)    --
                          -------  -------   -------  -------   -------  -------  -------  -------   ------  ------
Net asset value, end of
 period.................  $ 15.63   $17.48   $ 17.57  $ 14.56   $ 18.06  $ 15.68  $ 14.92  $ 10.57   $11.66  $10.38
                          =======  =======   =======  =======   =======  =======  =======  =======   ======  ======
Total investment return
 (1)....................    15.41%   18.70%    32.50%  (11.65)%   19.61%    5.83%   42.10%   (8.15)%  38.44%  18.49%
                          =======  =======   =======  =======   =======  =======  =======  =======   ======  ======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........  $30,586  $36,357   $42,784  $39,135   $51,696  $46,479  $37,470  $12,283   $4,264  $  802
Expenses to average net
 assets*................     1.05%    1.14%     1.02%    1.00%     0.92%    0.94%    1.13%    1.85%    1.76%   1.80%
Net investment income
 (loss) to average net
 assets*................     0.12%   (0.29)%    0.23%    0.04%     0.00%    0.78%    1.07%    1.90%    1.53%   0.63%
Portfolio turnover rate.       89%      53%       41%      27%       35%      29%      28%      35%      68%    190%
Average commission rate
 paid (2)...............  $0.0598  $0.0600       --       --        --       --       --       --       --      --

-------
* During certain periods presented above, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 1.91% and 1.84%, 3.61% and (0.31)%, and 3.58% and (1.15)%,
    respectively, for the years ending December 31, 1990, 1989 and 1988.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional Contract level charges; results would be lower if such charges were included.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                                     MH 7

                            OFFERING OF FUND SHARES

The Fund is a professionally managed mutual fund that offers Class H shares of the Portfolios listed on the cover page and described in greater detail below. Shares of each Portfolio are offered only to insurance company separate accounts that fund benefits under variable annuity contracts and/or variable life insurance contracts (collectively, "Contracts") issued by those insurance companies. An insurance company separate account's interest is limited to the Portfolio(s) in which the separate account invests. Fees and charges imposed by a separate account, however, will affect the actual return to the holder of a Contract. A separate account may also impose certain restrictions or limitations on the allocation of purchase payments or Contract value to one or more Portfolios. Prospective investors should consult the applicable Contract prospectus for information regarding fees and expenses of the Contract and separate account and any applicable restrictions or limitations.

Each Portfolio offers Class H shares and are sold and redeemed at net asset value. Class H shares are offered only to the separate account of PaineWebber Life Insurance Company and certain other insurance company separate accounts where the related insurance company receives no payments from the Fund for its services in connection with the distribution of the Portfolios' shares.

Shares of the Portfolios may serve as the underlying investments for separate accounts of unaffiliated insurance companies ("shared funding") as well as for both annuity and life insurance Contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various Contract owners might at some time be in conflict. The Fund currently does not foresee any such conflict. However, the Fund's board of trustees ("board") intends to monitor events to identify any material irreconcilable conflict that may arise and to determine what action, if any, should be taken in response to such conflict. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in one or more Portfolios. This might force a Portfolio to sell securities at disadvantageous prices.

The separate accounts that purchase shares of the Portfolios are the shareholders of the Portfolios-- not the individual Contract owners. However, the insurance company separate accounts may pass through voting rights to the individual contract owners.

                       INVESTMENT OBJECTIVES AND POLICIES

Each Portfolio represents a segregated, separately managed portfolio of securities with its own investment objective and its own investment policies. There can be no assurance that any Portfolio's investment objective will be met. Strategic Income Portfolio and Global Income Portfolio are managed as non-diversified investment companies; the other Portfolios are all managed as diversified investment companies. The following Portfolios are newly organized and have no operating history: Strategic Income Portfolio, High Income Portfolio, Tactical Allocation Portfolio and Small Cap Portfolio.

Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), provides investment advisory and administrative services to the Fund.


STRATEGIC INCOME PORTFOLIO has a primary investment objective of high current income and a secondary investment objective of capital appreciation. This Portfolio strategically allocates its investments among three distinct bond market categories: (1) U.S. government and investment grade corporate bonds, including mortgage- and asset-backed securities; (2) U.S. high yield, high risk corporate bonds, including convertible bonds, and preferred stock; and (3) foreign and emerging market bonds. A portion of the Portfolio's assets normally is invested in each of these investment

                                      MH 8
sectors. However, the Portfolio has the flexibility at any time to invest all or substantially all of its assets in any one sector. The Portfolio may invest without limit in bonds rated below investment grade (commonly known as "junk bonds"), including high yield, high risk bonds that are rated as low as D by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or C by Moody's Investors Service Inc. ("Moody's"). The foreign and emerging market bonds in which the Portfolio may invest include: (1) government bonds, including Brady bonds and other sovereign debt, and bonds issued by multinational institutions such as the International Bank for Reconstruction and Development and the International Monetary Fund; (2) corporate bonds and preferred stock issued by entities located in foreign countries or denominated in or indexed to foreign currencies; and (3) interests in securitized or reconstructed foreign loans, bonds or preferred stock. The Portfolio may invest without limit in securities of issuers located in any country in the world, including both industrialized and emerging market countries. The Portfolio generally is not restricted in the portion of its assets that may be invested in a single country or region, but the Portfolio's assets normally are invested in issuers located in at least three countries. No more than 25% of the Portfolio's total assets are invested in securities issued or guaranteed by any single foreign government. The Portfolio may invest in foreign and emerging market bonds that do not meet any minimum credit rating standard or that are unrated. The Portfolio may invest up to 10% of its total assets in preferred stock of U.S. and foreign issuers. It also may acquire equity securities when attached to bonds or as part of a unit including bonds or in connection with a conversion or exchange of bonds. The Portfolio may invest without limit in certificates of deposit issued by banks and savings associations and in banker's acceptances. The Portfolio also may invest in loan participations and assignments, zero coupon bonds or other securities issued with original issue discount and payment-in-kind securities. The Portfolio may invest up to 15% of its net assets in illiquid securities.

Mitchell Hutchins believes that Strategic Income Portfolio's strategy of sector allocation should be less risky than investing in only one sector of the bond market. Data from the Lehman Aggregate Bond Index, the Salomon Brothers High Yield Index, the Merrill Lynch High Yield Index and the Salomon Brothers World Government Bond Index indicate that these sectors are not closely correlated. If successful, the Portfolio's strategy should enable it to achieve a higher level of investment return than if it invested exclusively in any one investment or allocated a fixed proportion of its assets to each investment sector. The Portfolio is, however, more dependent on the ability of Mitchell Hutchins to evaluate successfully the relative values of the Portfolio's three investment sectors that is the case with a fund that does not seek to adjust market sector allocations over time.

Strategic Income Portfolio is "non-diversified" as that term is defined in the Investment Company Act of 1940 ("1940 Act"). That term and the associated risks are described under "Description of Securities, Related Risks and Investment Techniques--Risks--Non-Diversified Status" below.

GLOBAL INCOME PORTFOLIO has a primary investment objective of high current income and a secondary investment objective of capital appreciation. This Portfolio invests principally in high quality bonds that are issued or guaranteed by foreign governments, by the U.S. government, by their respective agencies or instrumentalities or by supranational organizations, or issued by U.S. or foreign companies. Bonds are considered high quality if they are assigned one of S&P's or Moody's two highest ratings. The Portfolio may invest in bonds that are assigned comparable ratings by another nationally recognized statistical rating organization ("NRSRO") and may invest in unrated bonds that Mitchell Hutchins determines are of comparable quality to rated securities in which the Portfolio may invest. Normally, at least 65% of the Portfolio's total assets is invested in high quality bonds (and receivables from the sale of such bonds), denominated in foreign currencies or U.S. dollars, of issuers located in at least three of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New

                                      MH 9

Zealand, Norway, Portugal, Singapore, South Africa, Spain, Sweden, Switzerland, Thailand, the United Kingdom and the United States. No more than 40% of the Portfolio's total assets normally is invested in securities of issuers located in any one country other than the United States. Up to 35% of the Portfolio's total assets may be invested in bonds rated below the two highest grades assigned by a NRSRO. Except as noted below, these securities must be rated at least BBB by S&P, Baa by Moody's or comparatively rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Within this 35% limitation, the Portfolio may invest up to 20% of its total assets in debt securities rated as low as D by S&P, C by Moody's or comparably rated by another NRSRO or, in the case of bonds assigned a short-term debt rating, as low as D by S&P or comparably rated by another NRSRO or, if not so rated, determined by Mitchell Hutchins to be of comparable quality. Mitchell Hutchins will purchase securities rated below investment grade (commonly known as "junk bonds") for the Portfolio only when it concludes that the anticipated return to the Portfolio on such investment warrants exposure to the additional level of risk. Governments and businesses in emerging markets often issue bonds that are rated below investment grade. However, some emerging market bonds may have investment grade ratings. As a result, the Portfolio's investments in emerging markets may exceed the 20% limit on its investments rated below investment grade. The Portfolio may invest up to 35% of its total assets in mortgage-backed securities of U.S. or foreign issuers that are rated in one of the two highest rating categories by S&P, Moody's or another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Fundamental economic strength, credit quality and currency and interest rate trends are the principal determinants of the various country, geographic and industry sector weightings within the Portfolio. Up to 20% of the Portfolio's total assets may be invested in bonds that are not paying current income. The Portfolio may purchase these bonds if Mitchell Hutchins believes that they have a potential for capital appreciation. Up to 5% of the Portfolio's total assets may be invested in bonds convertible into equity securities. The Portfolio also may invest up to 10% of its net assets in illiquid securities.

Global Income Portfolio is "non-diversified" as that term is defined in the 1940 Act. That term and the associated risks are described under "Description of Securities, Related Risks and Investment Techniques--Risks--Non-Diversified Status" below.

HIGH INCOME PORTFOLIO has an investment objective of high income. This
Portfolio may invest without limit in bonds rated below investment grade (commonly known as "junk bonds") and normally invests at least 65% of its total assets in high yield, high risk, income producing corporate bonds of U.S. and foreign issuers that, at the time of purchase, are rated B or better by S&P or Moody's, comparably rated by another NRSRO or, if unrated, are considered to be of comparable quality by Mitchell Hutchins. The Portfolio may include in this 65% of its total assets any equity securities (including common stocks and rights and warrants for equity securities) that are attached to corporate bonds or are part of a unit including corporate bonds, so long as the corporate bonds meet these quality requirements. The Portfolio also may invest up to 35% of its total assets in bonds that are rated below B (and rated as low as D by S&P or C by Moody's) or comparable unrated bonds, U.S. government bonds, equity securities and money market instruments. Up to 25% of the Portfolio's total assets may be invested in bonds and equity securities that are not paying current income. The Portfolio may purchase these securities if Mitchell Hutchins believes that they have a potential for capital appreciation. Up to 35% of the Portfolio's net assets may be invested in securities of foreign issuers. However, no more than 10% of the Portfolio's net assets may be invested in securities of foreign issuers that are denominated and traded in currencies other than the U.S. dollar. The Portfolio may invest in bonds that are indexed to specific foreign currency exchange rates and may invest up to 5% of its net assets in loan participations and assignments. The Portfolio also may invest in zero coupon bonds or other securities issued with original issue discount and payment-in-kind securities. The Portfolio may invest up to 15% of its net assets in illiquid securities.

BALANCED PORTFOLIO has an investment objective of high total return with low volatility. This Portfolio invests primarily in a combination of three asset classes: stocks (equity securities), bonds (investment grade bonds) and cash (money market instruments) and maintains a fixed income allocation (including

                                     MH 10
bonds and cash) of at least 25%. The Portfolio may invest in a broad range of equity securities issued by companies believed by Mitchell Hutchins to have the potential for rapid earnings growth, investment grade bonds, U.S. government securities, convertible securities and money market instruments. The Portfolio may invest in U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter ("OTC") market. The Portfolio may invest up to 10% of its assets in convertible securities rated below investment grade but at least B by S&P or Moody's, comparably rated by another NRSRO or determined by Mitchell Hutchins to be of comparable quality. Securities rated below investment grade are commonly known as "junk bonds." The Portfolio may invest up to 10% of its net assets in illiquid securities.

Mitchell Hutchins believes that returns on stocks and bonds reflect the consensus expectations for key economic variables, such as interest rates, profit growth and inflation, and that superior performance can be obtained by reallocating assets from time to time before changes in the consensus outlook have been fully discounted by the market. To implement this strategy, Mitchell Hutchins regularly surveys key investment advisers and generates a consensus forecast of economic variables affecting returns on equity securities, bonds and money market instruments. Mitchell Hutchins then applies fundamental valuation techniques to the consensus data to determine what it believes is the optimal asset allocation for the Portfolio. Portfolio managers specializing in each asset class then select specific securities for their allocated portions of the portfolio. Mitchell Hutchins regularly monitors market outlooks and changes asset allocations when there are significant changes in expected returns. Mitchell Hutchins uses the following investment process to determine the individual securities for each portion of the Portfolio:

Equity Securities. Mitchell Hutchins uses its proprietary Factor Valuation Model to identify stocks providing a combination of value and price momentum. Refer to "Investment Techniques and Strategies" below for a more detailed discussion of the Factor Valuation Model.

Bonds. Mitchell Hutchins selects bonds based on its analysis of their maturity and risk structures (comparing yields on U.S. Treasury bonds to yields on riskier types of bonds).

Money Market Instruments. Mitchell Hutchins' decision to use these securities is based on its judgment of how they can further the Portfolio's investment objective.

GROWTH AND INCOME PORTFOLIO has an investment objective of current income and capital growth. This Portfolio, under normal circumstances, invests at least 65% of its total assets in dividend-paying equity securities believed by Mitchell Hutchins to have the potential for rapid earnings growth. In seeking to balance capital growth with current income, Mitchell Hutchins follows a disciplined investment process that relies on its Equity Research Team and its proprietary Factor Valuation Model to identify stocks providing a combination of value and momentum. Refer to "Investment Techniques and Strategies" below for a more detailed discussion of the Factor Valuation Model. The Portfolio may invest up to 35% of its total assets in equity securities not meeting these selection criteria, as well as in U.S. government bonds, corporate bonds and money market instruments, including up to 10% of its total assets in convertible securities rated below investment grade but no lower than B by S&P or Moody's, comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Securities rated below investment grade are commonly known as "junk bonds." The Portfolio may invest up to 25% of its total assets in U.S. dollar-denominated equity securities and bonds of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. OTC market. The Portfolio may invest in bonds for purposes of seeking capital appreciation when, for example, Mitchell Hutchins anticipates that market interest rates may decline or credit factors or ratings affecting particular issuers may improve. The Portfolio may invest up to 10% of its net assets in illiquid securities.

                                     MH 11

TACTICAL ALLOCATION PORTFOLIO has an investment objective of total return, consisting of long-term capital appreciation and current income. The Portfolio seeks to achieve its objective by using the Tactical Allocation Model, a systematic investment strategy that allocates its investments between an equity portion designed to track the performance of the S&P 500 Composite Stock Price Index ("S&P 500 Index") and a fixed income portion that generally will be comprised of either five-year U.S. Treasury notes or 30-day U.S. Treasury bills. The Portfolio seeks to achieve total return during all economic and financial market cycles, with lower volatility than that of the S&P 500 Index. Mitchell Hutchins allocates the Portfolio's assets based on the Model's quantitative assessment of the projected rates of return for each asset class. The Model attempts to track the S&P 500 Index in periods of strongly positive market performance but attempts to take a more defensive posture by reallocating assets to bonds or cash when the Model signals a potential bear market, prolonged downturn in stock prices or significant loss in value.

The basic premise of the Tactical Allocation Model is that investors accept the risk of owning stocks, measured as volatility of return, because they expect a return advantage. This expected return advantage of owning stocks is called the equity risk premium ("ERP"). The Model projects the stock market's expected ERP based on several factors, including the current price of stocks and their expected future dividends and the yield-to-maturity of the one-year U.S. Treasury bill. When the stock market's ERP is high, the Model signals the Portfolio to invest 100% in stocks. Conversely, when the ERP decreases below certain threshold levels, the Model signals the Portfolio to reduce its exposure to stocks. The Model can recommend stock allocations of 100%, 75%, 50%, 25% or 0%.

If the Tactical Allocation Model recommends a stock allocation of less than 100%, the Model also recommends a fixed income allocation for the remainder of the Portfolio's assets. The Model will recommend either bonds (five-year Treasury notes) or cash (30-day U.S. Treasury bills), but not both. To make this determination, the Model calculates the risk premium available for the notes. This bond risk premium ("BRP") is calculated based on the yield-to-maturity of the five-year U.S. Treasury note and the one-year U.S. Treasury bill.

Tactical Allocation Portfolio deviates from the recommendations of the Tactical Allocation Model only to the extent necessary to

  . Maintain an amount in cash, not expected to exceed 2% of its total assets under normal market conditions, to pay Portfolio operating expenses, dividends and other distributions on its shares and to meet anticipated redemptions of shares;

  . Qualify as a regulated investment company for federal income tax purposes; and

  . Meet the diversification requirements imposed by the Internal Revenue
    Code on segregated asset accounts used to fund variable annuity and/or life insurance contracts, which means, among other things, that the Portfolio may not invest more than 55% of its total assets in U.S. Treasury obligations.

As a result, if the Tactical Allocation Model recommends more than a 50% allocation to bonds or cash, Tactical Allocation Portfolio must invest a portion of its assets in bonds or money market instruments that are not U.S. Treasury obligations and, even if the Model does not recommend an allocation to cash, the Portfolio still may hold cash.

In its stock portion, Tactical Allocation Portfolio attempts to duplicate, before the deduction of operating expenses, the investment results of the S&P 500 Index. Securities in the S&P 500 Index are selected, and may change from time to time, based on a statistical analysis of such factors as the issuer's market capitalization (the S&P 500 Index emphasizes large capitalization stocks), the

                                     MH 12
security's trading activity and its adequacy as a representative of stocks in a particular industry section. The Portfolio's investment results for its stock portion will not be identical to those of the S&P 500 Index. Deviations from the performance of the S&P 500 Index may result from purchases and redemptions of Portfolio shares that may occur daily, as well as from expenses borne by the Portfolio. Instead, the Portfolio attempts to achieve a correlation of at least
0.95 between the performance of the Portfolio's stock portion, before the deduction of operating expenses, and that of the S&P 500 Index (a correlation of 1.00 would mean that the net asset value of the stock portion increased or decreased in exactly the same proportion as changes in the S&P 500 Index). Once its assets have reached $20 million, the Portfolio expects to hold approximately 450 of the 500 stocks in the S&P 500 Index.

Asset reallocations are made on the first business day of each month. In addition to any reallocation of assets directed by the Tactical Allocation Model, any material amounts resulting from appreciation or receipt of dividends, other distributions, interest payments and proceeds from securities maturing in each of the asset classes are reallocated (or "rebalanced") to the extent practicable to establish the Model's recommended asset allocation mix.

Tactical Allocation Portfolio is subject to the risk that the Tactical Allocation Model may not correctly predict the appropriate times to shift the Portfolio's assets from one type of investment to another. Also, in following its asset allocation strategy, the Portfolio may not achieve as high a level of either capital appreciation or current income as a fund that has only one of those objectives as its primary objective.

The Portfolio may invest up to 15% of its net assets in illiquid securities.

GROWTH PORTFOLIO has an investment objective of long-term capital appreciation. This Portfolio invests primarily in equity securities issued by companies believed by Mitchell Hutchins to have substantial potential for capital growth. Under normal circumstances, at least 65% of the Portfolio's total assets is invested in equity securities. The Portfolio may invest up to 35% of its total assets in U.S. government bonds and in corporate bonds, including up to 10% of its total assets in convertible debt securities that are rated below investment grade but no lower than B by S&P or Moody's, comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Securities rated below investment grade are commonly known as "junk bonds." The Portfolio may invest up to 25% of its total assets in U.S. dollar-denominated equity securities and bonds of foreign issuers if the securities are traded on recognized U.S. exchanges or in the U.S. OTC market. The Portfolio may invest in bonds for purposes of seeking capital appreciation when, for example, Mitchell Hutchins anticipates that market interest rates may decline or credit factors or ratings affecting particular issuers may improve. The Portfolio may invest up to 10% of its net assets in illiquid securities.

In selecting equity securities with the potential for above-average growth in earnings, cash flow and/or book value that are selling at a reasonable value relative to that growth, Mitchell Hutchins follows a disciplined investment process that relies on its Equity Research Team and combines a "bottom-up" stock-by-stock approach with a modified, growth-oriented Factor Valuation Model. The Portfolio may invest in companies of large market capitalizations, medium-sized companies and smaller companies that are aggressively expanding their businesses. This flexibility allows the Portfolio to invest more of its assets in companies that have greater earnings growth potential regardless of their market capitalizations. When investing in small cap companies, the Team places more emphasis on the trading volume of the company's stock. The Model, which the Team generally uses as part of the stock selection process, is described in greater detail below under the discussion of "Investment Techniques and Strategies."


                                     MH 13

SMALL CAP PORTFOLIO has an investment objective of long-term capital appreciation. This Portfolio invests, under normal circumstances, at least 65% of its total assets in equity securities of small capitalization ("small cap") companies, which are defined as companies having market capitalizations of up to $1 billion. In selecting small cap equity securities with the potential for capital appreciation, Mitchell Hutchins follows a disciplined investment process that relies on its Equity Research Team and its proprietary Factor Valuation Model to identify stocks providing a combination of value and momentum. Refer to "Investment Techniques and Strategies" below for a more detailed discussion of the Factor Valuation Model. The Portfolio may invest up to 35% of its total assets in equity securities of companies that are larger than small cap companies, as well as in U.S. government bonds, corporate bonds and money market instruments, including up to 10% of total assets in convertible bonds rated below investment grade but no lower than B by S&P or Moody's, comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Securities rated below investment grade are commonly known as "junk bonds." Up to 25% of the Portfolio's total assets may be invested in U.S. dollar-denominated equity securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. OTC market. The Portfolio may invest up to 15% of its net assets in illiquid securities.

       DESCRIPTION OF SECURITIES, RELATED RISKS AND INVESTMENT TECHNIQUES

DESCRIPTION OF SECURITIES

EQUITY SECURITIES include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depository receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Preferred stock has certain fixed-income features, like a bond, but is actually equity in a company, like common stock. Depository receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

BONDS are fixed or variable rate debt obligations, including notes, debentures and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds and income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Corporations, governments and other issuers use bonds to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at or before maturity. Bonds have varying degrees of investment risk and varying levels of sensitivity to changes in interest rates.

U.S. GOVERNMENT BONDS include direct obligations of the U.S. government (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities. U.S. government bonds also include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government bonds may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer, such as the Resolution Funding Corporation, the Student Loan Marketing Association, the Federal Home Loan Banks and the Tennessee Valley Authority.

CORPORATE BONDS are bonds issued by corporations, banks, partnerships, trusts or other non-governmental entities.

MONEY MARKET INSTRUMENTS are high grade debt obligations with maturities of 13 months or less and include government obligations, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and similar obligations), commercial paper and other short-term bonds of corporate and other non-governmental issuers, including variable rate and floating rate securities, participation interests and repurchase agreements secured by any of these instruments.

                                     MH 14

MORTGAGE- AND ASSET-BACKED SECURITIES are bonds backed by specific types of assets. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. government mortgage-backed securities are issued or guaranteed as to principal and interest (but not as to market value) by the Government National Mortgage Association, Fannie Mae (also known as the Federal National Mortgage Association) and Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government-sponsored entities. Other domestic mortgage-backed securities are sponsored or issued by private entities, including investment banking firms and mortgage originators. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate.

Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to in this Prospectus as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risks and evaluating them requires special knowledge.

Other asset-backed securities are similar to mortgage-backed securities, except that the underlying assets are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from credit cards.

CONVERTIBLE SECURITIES include bonds, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

LOAN PARTICIPATIONS AND ASSIGNMENTS are investments in fixed and floating rate loans arranged through private negotiations with a U.S. or foreign borrower. These investments normally are participations in or assignments of all or a portion of loans made by banks. Participations typically will result in a Portfolio's having a contractual relationship only with the lender, not with the borrower. In a participation, a Portfolio is entitled to receive payments of principal, interest and any loan fees by the lender only when and if these fees are received. Also, the Portfolio may not directly benefit from any collateral supporting the underlying loan. As a result, the Portfolio assumes the credit risk of both the borrower and the lender that is selling the participation. If the lender becomes insolvent, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. In a loan assignment, a Portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments on to the Portfolio.


                                     MH 15

CURRENCY-LINKED INVESTMENTS are bonds that are indexed to specific foreign currency exchange rates. The principal amount of these bonds may be adjusted up or down (but not below zero) at maturity to reflect changes in the exchange rate between two currencies. A Portfolio may experience loss of principal due to these adjustments.

RELATED RISKS

EQUITY SECURITIES. While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a Portfolio may experience a substantial or complete loss on an individual equity investment.

BONDS. Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and bond prices will fall, lowering the value of a Portfolio's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. "Duration" is a measure of the expected life of a fixed income security on a present value basis. Credit risk is the risk the issuer or guarantor may be unable or unwilling to pay interest or repay principal on the bond. This can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

CREDIT RATINGS; BONDS RATED BELOW INVESTMENT GRADE. Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of the security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade bonds, which normally would lower their value and liquidity.

Investment grade bonds are rated in one of the four highest rating categories by S&P or Moody's or comparably rated by another nationally recognized rating agency. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody's are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. References to rated bonds in this Prospectus include bonds that are not rated by an NRSRO but that Mitchell Hutchins determines to be of comparable quality.

High yield, high risk bonds are rated below investment grade and are commonly referred to as "junk bonds."A Portfolio's investments in these lower rated bonds entail greater risk than its investments in investment grade bonds. High yield, high risk bonds generally offer a higher current yield than that available for higher grade issues, but they are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve major risk exposure to adverse market conditions. They are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During an economic downturn or period of rising interest rates, their issuers may experience financial stress that adversely affects their ability to pay interest and repay principal and may increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by

                                     MH 16
such issuers is significantly greater because lower rated bonds are frequently unsecured by collateral and will not receive payment until more senior claims are paid in full. The market for these bonds is thinner and less active, which may limit a Portfolio's ability to sell them at fair value in response to changes in the economy or financial markets.

MORTGAGE- AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage- and asset-backed securities differ from those of traditional bonds. Among the major differences are that interest and principal payments are made more frequently (usually monthly) and that principal may be prepaid at any time. When interest rates go down and homeowners refinance their mortgages, mortgage-backed securities may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed securities may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

Because of prepayments, mortgage-backed securities may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Portfolio's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when a Portfolio purchased the security.

CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

The market for privately issued mortgage-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. Foreign mortgage-backed securities markets are substantially smaller than U.S. markets, but have been established in several countries, including Germany, Denmark, Sweden, Canada and Australia, and may be developed elsewhere. Foreign mortgage-backed securities generally are structured differently than domestic mortgage-backed securities, but they normally present substantially similar risks.

During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities can be extremely volatile and these securities may become illiquid. Mitchell Hutchins seeks to manage each Portfolio's investments in mortgage-backed securities so that the volatility of its portfolio, taken as a whole, is consistent with the Portfolio's investment objective. If market interest rates or other factors that affect the volatility of securities held by a Portfolio change in ways that Mitchell Hutchins does not anticipate, the Portfolio's ability to meet its investment objective may be reduced.

FOREIGN SECURITIES. Investing in foreign securities involves more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.


                                     MH 17

In general, less information may be available about foreign companies than about U.S. companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Foreign securities markets may be less liquid and subject to less regulation than the U.S. securities markets. The costs of investing outside the United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

SOVEREIGN DEBT, BRADY BONDS AND STRUCTURED FOREIGN INVESTMENTS. Sovereign debt includes bonds that are issued or guaranteed by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and a Portfolio may have limited legal recourse in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Foreign government securities also include debt obligations of supranational entities such as international organizations designated or supported by governmental entities to promote reconstruction or development, international banking institutions and related government agencies.

Brady bonds are sovereign debt securities issued under a 1989 plan (named for former Secretary of the Treasury Nicholas F. Brady) that allows emerging market countries to restructure their outstanding debt to U.S. and other banks. Although Brady Bonds are collateralized by U.S. government securities, payment of interest and repayment of principal is not guaranteed by the U.S. government.

Strategic Income Portfolio may invest in structured foreign investments. These are securities backed by or representing interests in underlying securities or instruments, such as commercial bank loans, Brady bonds or preferred stock. The cash flow on these underlying instruments may be reapportioned among several classes of the structured foreign investments so that the classes may have different maturities, payment priorities and interest rate provisions. Strategic Income Portfolio receives interest and principal payments on structured foreign investments only to the extent that the underlying instruments produce sufficient cash flow.

INVESTING IN EMERGING MARKETS. Investing in securities issued by companies located in emerging markets involves additional risks. These countries typically have economic and political systems that are relatively less mature, and can be expected to be less stable, than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners in those countries, and there is a risk of government expropriation or nationalization of private property. Similarly, for debt issued by governments of emerging market countries, there is the risk that the issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of the debt, and a Portfolio may have limited legal recourse in the event of default. The possibility of low or nonexistent trading volume in the securities of companies in emerging markets may also result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Emerging markets include formerly communist countries of Eastern Europe, the Commonwealth of Independent States (formerly the Soviet Union), and the People's Republic of China. Upon the accession to power of communist regimes approximately 50 to 80 years ago, the governments of a number of these countries expropriated a large amount of property. The claims of many property owners against these governments were never finally settled. There can be no assurance that a

                                     MH 18

Portfolio's investments in these countries, if any, would not also be expropriated, nationalized or otherwise confiscated, in which case the Portfolio could lose its entire investment in the country involved. In addition, any change in the leadership or policies of these countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring. Hong Kong reverted to Chinese administration on July 1, 1997. The long-term effects of this reversion are not known at this time. However, a Portfolio's investments in Hong Kong may now be subject to the same or similar risks as any investment in China.

CURRENCY RISK. Currency risk is the risk that changes in foreign exchange rates may reduce the U.S. dollar value of a Portfolio's foreign investments. A Portfolio's share value may change significantly when investments are denominated in foreign currencies. Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. Currency exchange rates can also be affected by the intervention of the U.S. and foreign governments or central banks, the imposition of currency controls, currency devaluation policies, speculation or other political or economic developments inside and outside the United States.

SMALL CAP COMPANIES. Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

DERIVATIVES. Some of the instruments in which the Portfolios may invest may be referred to as "derivatives," because their value depends on (or "derives" from) the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. There is limited consensus as to what constitutes a "derivative" security. However, in Mitchell Hutchins' view, derivative securities also include "stripped" securities, specially structured types of mortgage- and asset-backed securities and dollar-denominated securities whose value is linked to foreign currencies. The market value of derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative instrument may pose its own special risks. Mitchell Hutchins takes these risks into account in its management of the Portfolios.

COUNTERPARTIES. The Portfolios may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, Mitchell Hutchins, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which each Portfolio does business.

RISKS OF ZERO COUPON, OID AND PIK SECURITIES. Zero coupon securities are Treasury bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no cash interest to its holder prior to maturity. The buyer of a zero coupon security receives a rate of return from the gradual appreciation of the security that occurs because it will be redeemed at face value on a specified maturity date. Federal tax law requires that the holder of a zero coupon security and other securities issued with original issue discount ("OID") include in gross income each year the OID that accrues on the security for the year.

Because zero coupon securities bear no interest, they usually trade at a substantial discount from their face or par value and they are generally more sensitive to changes in interest rates than other bonds. This means that when interest rates fall, the value of zero coupon securities rises more rapidly than bonds paying interest on a current basis. However, when interest rates rise, their value falls more dramatically.

                                     MH 19

Interest or dividends on payment in kind ("PIK") securities are paid in additional securities. PIK securities often trade at a discount from their face or par value and also are subject to greater fluctuations in market value in response to changing interest rates than comparable securities that pay interest or dividends in cash.

TREASURY INFLATION PROTECTION SECURITIES. Treasury bonds include Treasury Inflation Protection Securities ("TIPS"), which are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIPS is payable semiannually on the adjusted principal value. The principal value of TIPS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a Portfolio holds TIPS, the Portfolio may earn less on the TIPS than it would on conventional Treasury bonds. Any increase in the principal value of TIPS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time.

NON-DIVERSIFIED STATUS. Strategic Income Portfolio and Global Income Portfolio are "non-diversified" as that term is defined in the 1940 Act. This means, in general, that more than 5% of the total assets of each Portfolio may be invested in securities of one issuer (including a foreign government), but only if, at the close of each quarter of the Portfolio's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. When a Portfolio's portfolio is comprised of securities of a smaller number of issuers than if it were "diversified," the Portfolio will be subject to greater risk because changes in the financial condition or market assessment of a single issuer may have a greater effect on the Portfolio's total return and the price of its shares.

YEAR 2000 RISKS. Like other mutual funds, financial and business organizations around the world, each Portfolio could be adversely affected if the computer systems used by Mitchell Hutchins or other service providers and entities with computer systems that are linked to Portfolio records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each Portfolio's other, major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Portfolios.

INVESTMENT TECHNIQUES AND STRATEGIES

FACTOR VALUATION MODEL. In managing Balanced, Growth and Income, Growth and Small Cap Portfolios, Mitchell Hutchins uses its proprietary Factor Valuation Model. This Model screens a universe of small- to large-capitalization companies in ten different business sectors. The equity securities ranking in the top 20% of the Model's universe are screened twice a month. The Mitchell Hutchins Equity Research Team also applies traditional fundamental analysis and may speak to the management of these companies, as well as those of their competitors. Mitchell Hutchins places the Team's findings in the context of Mitchell Hutchins' economic forecast, in deciding whether to purchase or sell equity securities for the Portfolios.

For Growth and Income Portfolio and Small Cap Portfolio, the Model identifies undervalued companies with strong earnings momentum that rank well in terms of value, momentum and economic sensitivity. For Growth and Income Portfolio, the Team takes a closer look at those equity securities that rank in the top 20% of the Model's universe based on value and momentum. For Small Cap Portfolio, the Team takes a closer look at the equity securities of small cap companies ranking in the top 20% of the Model's universe. For Growth Portfolio, the Team applies a modified "bottom-up," stock-by-stock approach with a modified growth-oriented Factor Valuation Model, which seeks to identify companies that rank especially well on growth variables, including earnings momentum, stock price movement, economic sensitivity and other growth factors.

                                     MH 20

HEDGING AND OTHER STRATEGIES USING DERIVATIVE INSTRUMENTS. Each Portfolio may use certain instruments and strategies designed to reduce the overall risk of its investments ("hedge") to enhance income or realize gains (including reallocating exposure to different asset classes). Use of these derivatives solely to enhance income or realize gains may be considered a form of speculation. These strategies involve derivative instruments, including options (both exchange-traded and OTC) and futures contracts. Portfolios that invest in securities that are denominated in foreign currencies may use derivative instruments, including forward currency contracts, to hedge exposure to currency risks. Portfolios that invest substantially in bonds also may use interest rate swaps and similar contracts to preserve a return or spread on a particular investment or portion of their portfolios or to protect against an increase in the price of securities that a Portfolio anticipates purchasing at a later date or to manage the Portfolio's duration. New financial products and risk management techniques continue to be developed and may be used by a Portfolio if consistent with its investment objective and policies. The Statement of Additional Information contains further information on these derivative instruments and related strategies.

The Portfolios might not use any derivative instruments or strategies, and there can be no assurance that using them will succeed. If Mitchell Hutchins is incorrect in its judgment on market values, interest rates or other economic factors in using a derivative instrument or strategy, a Portfolio may have lower net income or a net loss on the investment. Each of these strategies involves certain risks, which include:

  . the fact that the skills needed to implement a strategy using derivative instruments or strategies are different from those needed to select securities for the Portfolios;

  . the possibility of imperfect correlation, or even no correlation, between price movements of derivative instruments used in hedging strategies and price movements of the securities or currencies being hedged;

  . possible constraints placed on a Portfolio's ability to purchase or sell portfolio investments at advantageous times due to the need for the Portfolio to maintain "cover" or to segregate securities; and

  . the possibility that a Portfolio is unable to close out or liquidate its hedged position.

DURATION. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used in portfolio selection and yield curve positioning for the Portfolios that invest in bonds. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity.

Duration allows Mitchell Hutchins to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a Portfolio's investments. For example when the level of interest rates increases by 1%, the value of a fixed income security having a positive duration of three years generally will decrease by approximately 3%. Thus, if the duration of a Portfolio's investments is calculated at three years, the investments normally would be expected to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a Portfolio's investments may vary in relation to interest rates by a greater or lesser percentage than indicated in the above example.

                                     MH 21

LENDING OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. Lending securities enables a Portfolio to earn additional income, but could result in a loss or delay in recovering those securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Portfolio may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery. In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Portfolio would not pay for such securities or start earning interest on them until they are delivered. However, when a Portfolio purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation.

REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements. Repurchase agreements are transactions in which a Portfolio purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to a Portfolio if the other party to the repurchase agreement becomes insolvent. Each Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the board.

BORROWINGS, REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each Portfolio may borrow money for temporary purposes, but not in excess of the percentage of its total assets indicated below:

Strategic Income Portfolio........................................ 33 1/3%
Global Income Portfolio........................................... 10%
High Income Portfolio............................................. 33 1/3%
Balanced Portfolio................................................ 10%
Growth and Income Portfolio....................................... 10%
Tactical Allocation Portfolio..................................... 33 1/3%
Growth Portfolio.................................................. 10%
Small Cap Portfolio............................................... 33 1/3%

Strategic Income and Global Income Portfolios each may invest in "arbitraged" reverse repurchase transactions, and Strategic Income Portfolio may invest in "arbitraged" dollar rolls. In a dollar roll, a Portfolio sells mortgage-backed or other securities for delivery on the next regular settlement date and, simultaneously, contracts to purchase substantially identical securities for delivery on a later settlement date. In a reverse repurchase agreement, a Portfolio sells securities to a bank or dealer and agrees to repurchase them on demand or on a specified future date and at a specified price. In "arbitraged" transactions, the Portfolio maintains an offsetting position in cash or in U.S. government or investment grade bonds that mature on or before the settlement date of the related dollar roll or reverse repurchase agreement. Mitchell Hutchins believes that these "arbitraged" transactions do not present the risks that are normally associated with leverage. The other Portfolios may each invest up to 5% of its total assets (10% for High Income Portfolio and Small Cap Portfolio) in reverse repurchase agreements. These dollar rolls and reverse repurchase transactions are subject to each Portfolio's limitation on borrowings.

TEMPORARY DEFENSIVE POSITIONS; CASH RESERVES. When Mitchell Hutchins believes that unusual market or economic circumstances warrant a defensive posture, a Portfolio may temporarily commit all or any portion of its assets to cash or money market instruments of U.S. issuers (and foreign issuers for some Portfolios). Each Portfolio may invest up to 35% of its total assets in cash or money market instruments of U.S. issuers (and foreign issuers for some Portfolios) for liquidity purposes or pending investment in other securities. Each Portfolio also may reinvest cash collateral from securities lending in money market instruments, and reinvestment of such cash collateral is not subject to this 35% limitation.


                                     MH 22

ILLIQUID SECURITIES. Each Portfolio may invest up to 10% or 15% of its net assets in illiquid securities, including certain cover for OTC options and securities whose disposition is restricted under the federal securities laws, other than those Mitchell Hutchins has determined to be liquid pursuant to guidelines established by the board. For Portfolios that may invest outside the United States, to the extent that securities are freely tradeable in the country in which they are principally traded, they are not considered illiquid even if they are not freely tradeable in the United States. Each Portfolio may invest in restricted securities that are eligible for resale to qualified institutional buyers pursuant to SEC Rule 144A, but a Portfolio will not consider those securities to be illiquid if Mitchell Hutchins determines them to be liquid in accordance with procedures approved by the board. The lack of a liquid secondary market for illiquid securities may make it more difficult for a Portfolio to assign a value to those securities for purposes of valuing its investments and calculating its net asset value.

PORTFOLIO TURNOVER. Portfolio turnover rates may vary greatly from year to year and will not be a limiting factor when Mitchell Hutchins deems portfolio changes appropriate. A higher turnover rate may involve correspondingly greater transaction costs, which will be borne directly by the affected Portfolio and may increase the potential for short-term capital gains.

OTHER INFORMATION. Each Portfolio's investment objective and certain investment limitations, as described in the Statement of Additional Information, are fundamental policies that may not be changed without shareholder approval. All other investment policies may be changed by the board without shareholder approval.

New types of mortgage- and asset-backed securities, derivative instruments, hedging strategies and risk management techniques are developed and marketed from time to time. Each Portfolio may invest in these securities and instruments and use these strategies and techniques to the extent consistent with its investment objective and limitations and with regulatory and tax considerations.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

Insurance company separate accounts may purchase and redeem Class H shares of the Portfolios at net asset value without paying any sales or redemption charges. Proceeds from redemptions of shares in any of the Portfolios will be paid on or before the seventh day following the request for redemption by a Contract holder.

A separate account may exchange shares of one Portfolio for shares in another Portfolio at their relative net asset values per share, provided that both Portfolios are offered by the separate account.

The Fund reserves the right to reject any purchase order and to suspend the offering of a Portfolio's shares for a period of time.

             DIVIDENDS, OTHER DISTRIBUTIONS AND FEDERAL INCOME TAX

DIVIDENDS AND OTHER DISTRIBUTIONS. Each Portfolio pays an annual dividend from its net investment income and net short-term capital gain (the excess of gains from the sale or exchange of capital assets held for not more than one year over losses therefrom) and, for certain Portfolios, net gains from foreign currency transactions, if any. Each Portfolio also distributes annually substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any.


                                     MH 23

Dividends and other distributions from a Portfolio are paid in additional shares of that Portfolio at net asset value per share, unless the Fund's transfer agent is instructed otherwise. See the applicable Contract prospectus for information regarding the federal income tax treatment of distributions to the insurance company separate accounts.

FEDERAL INCOME TAX. Each Portfolio intends to qualify or continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code so that it will not have to pay federal income tax on that part of its investment company taxable income and net capital gain that it distributes to its shareholders. Investment company taxable income generally consists of net investment income, net gains from certain foreign currency transactions and net short-term capital gain.

Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if the distributions are paid by the Portfolio during the succeeding January.

Portfolio shares are offered only to insurance company separate accounts that fund the Contracts. Under the Internal Revenue Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. See the applicable Contract prospectus for a discussion of the federal income tax status of (1) the insurance company separate accounts that purchase and hold shares of the Portfolios and (2) the holders of Contracts funded through those separate accounts.

Each Portfolio intends to comply or continue to comply with the diversification requirements imposed on it by section 817(h) of the Internal Revenue Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M, place certain limitations on the assets of each insurance company account--and, because section 817(h) and those regulations treat the assets of each Portfolio as assets of the related separate account, of each Portfolio-- that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the separate account's total assets are cash and cash items, government securities and securities of other regulated investment companies. Failure of a Portfolio to satisfy the section 817(h) requirements would result in taxation of the insurance company issuing the Contracts and treatment of the Contract holders other than as described in the applicable Contract prospectus.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolios and their shareholders; see the Statement of Additional Information for a more detailed discussion. Prospective shareholders are urged to consult their tax advisers.

                                     MH 24

                              VALUATION OF SHARES

The net asset value of each Portfolio's shares fluctuates and is determined separately as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") (currently 4:00 p.m., Eastern time) on each Business Day. Net asset value per share is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding. Each Portfolio values its assets based on the current market value where market quotations are readily available. If such value cannot be established, the assets are valued at fair value as determined in good faith by or under the direction of the board. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments denominated in foreign currency are valued daily in U.S. dollars on the basis of the then-prevailing exchange rates. It should be recognized that judgment plays a greater role in valuing thinly traded and lower rated debt securities because there is less reliable, objective data available.

                                  MANAGEMENT

The board, as part of its overall management responsibility, oversees various organizations responsible for each Portfolio's day-to-day management. Mitchell Hutchins, the investment adviser and administrator for each Portfolio, makes and implements all investment decisions and supervises all aspects of the operations of all the Portfolios.

In accordance with procedures adopted by the board, brokerage transactions for the Portfolios may be conducted through PaineWebber or its affiliates and the Portfolios may pay fees, including fees calculated as a percentage of earnings, to PaineWebber for its services as lending agent in their portfolio securities lending programs. Mitchell Hutchins' personnel may engage in securities transactions for their own accounts pursuant to the firm's code of ethics, which establishes procedures for personal investing and restricts certain transactions.

For advisory and administrative services, the Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rates set forth below for each Portfolio. The Portfolios also incur other expenses in their operations, such as custody and transfer agency fees, brokerage commissions, professional fees, expenses of board and shareholder meetings, fees and expenses relating to the registration of their shares, taxes and governmental fees, fees and expenses of trustees, costs of obtaining insurance, expenses of printing and distributing shareholder materials, organizational expenses and extraordinary expenses, including costs or losses in any litigation. For those Portfolios that had operations during the fiscal year ended December 31, 1997, total expenses for each Portfolio, stated as a percentage of average net assets, were as set forth below.

                                                   ANNUAL EXPENSES
                                   ANNUAL RATE     AS A PERCENTAGE
                                 OF ADVISORY FEE       OF EACH
                                 AS A PERCENTAGE     PORTFOLIO'S
                               OF EACH PORTFOLIO'S     AVERAGE
PORTFOLIO                      AVERAGE NET ASSETS    NET ASSETS
---------                      ------------------- ---------------
Strategic Income Portfolio            0.75               n/a
Global Income Portfolio               0.75              1.52
High Income Portfolio                 0.50               n/a
Balanced Portfolio                    0.75              1.19
Growth and Income Portfolio           0.70              1.04
Tactical Allocation Portfolio         0.50               n/a
Growth Portfolio                      0.75              1.05
Small Cap Portfolio                   1.00               n/a


                                     MH 25

Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York 10019. It is a wholly owned asset management subsidiary of PaineWebber, which is in turn wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. At March 31, 1998 Mitchell Hutchins was adviser or sub-adviser to 31 investment companies with 68 separate portfolios and aggregate assets of approximately $39.9 billion.

Stuart Waugh and William King are primarily responsible for the day-to-day management of the Global Income Portfolio and Mr. Waugh is the sector manager responsible for the day-to-day management of Strategic Income Portfolio's foreign and emerging market bonds. Mr. Waugh has been involved with Global Income Portfolio since its inception, first as an analyst and, since 1993, as portfolio manager. Mr. Waugh is a managing director of Mitchell Hutchins responsible for global fixed income investments. He has been with Mitchell Hutchins since 1983. Mr. King joined Mitchell Hutchins in November 1995. Previously, he was at IBM Corporation where he was responsible for the management of IBM Pension Fund's global bond portfolio. Both Mr. Waugh and Mr. King are Chartered Financial Analysts. Other members of Mitchell Hutchins' international fixed income group provide input on market outlook, interest rate forecasts and other considerations relating to global fixed income investments.

Thomas J. Libassi, a senior vice president of Mitchell Hutchins, is responsible for the day-to-day management of High Income Portfolio and is the sector manager responsible for the day-to-day management of Strategic Income Portfolio's U.S. high yield, high risk securities. Prior to May 1994, Mr. Libassi was a vice president of Keystone Custodian Funds Inc. with portfolio management responsibility for approximately $900 million in assets primarily invested in high yield, high risk bonds. Mr. Libassi has held his day-to-day portfolio management responsibilities for each Portfolio since its inception.

Mark A. Tincher is primarily responsible for the day-to-day management of Growth and Income Portfolio and the equity portion of Balanced Portfolio. Mr. Tincher is a managing director and chief investment officer of equities of Mitchell Hutchins, responsible for overseeing the management of equity investments. Prior to joining Mitchell Hutchins in March 1995, Mr. Tincher worked for Chase Manhattan Private Bank, where he was vice president and directed the U.S. funds management and equity research area. At Chase since 1988, Mr. Tincher oversaw the management of all Chase equity funds (the Vista Funds and Trust Investment Funds). Mr. Tincher has held his Growth and Income Portfolio responsibilities since April 1995 and his Balanced Portfolio responsibilities since August 1995.

Ellen R. Harris is primarily responsible for the day-to-day management of Growth Portfolio. Mrs. Harris is a managing director of Mitchell Hutchins. She has held her Growth Portfolio responsibilities since its inception in May 1987 and has been employed by Mitchell Hutchins as a portfolio manager since 1983.


Donald R. Jones is primarily responsible for the day-to-day management of Small Cap Portfolio. Mr. Jones has been a first vice president of Mitchell Hutchins since February 1996. Prior to joining Mitchell Hutchins, Mr. Jones was a vice president in the Asset Management Group of First Fidelity Bancorporation, which he joined in 1983.

T. Kirkham Barneby is responsible for the asset allocation decisions for both Balanced Portfolio and Tactical Allocation Portfolio and is responsible for the day-to-day management of Tactical Allocation Portfolio. Mr. Barneby is a managing director and chief investment officer--quantitative investments of Mitchell Hutchins. Mr. Barneby rejoined Mitchell Hutchins in 1994, after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Mitchell Hutchins, he was a senior vice president responsible for quantitative management and asset allocation models. Mr. Barneby has held his Balanced Portfolio responsibilities since August 1995 and his Tactical Allocation Portfolio responsibilities since inception.

                                     MH 26

Dennis L. McCauley is primarily responsible for the day-to-day management of the fixed income portion of Balanced Portfolio and has been Strategic Income Portfolio's allocation manager since its inception. Mr. McCauley is a managing director and chief investment officer--fixed income of Mitchell Hutchins responsible for overseeing all active fixed income investments, including domestic and global taxable and tax-exempt mutual funds. Prior to joining Mitchell Hutchins in 1994, Mr. McCauley worked for IBM Corporation, where he was director of fixed income investments responsible for developing and managing investment strategy for all fixed income and cash management investments of IBM's pension fund and self-insured medical funds. Mr. McCauley has also served as vice president of IBM Credit Corporation's mutual funds and as a member of the Retirement Fund Investment Committee. Mr. McCauley has held his Balanced Portfolio responsibilities since August 1995.

Nirmal Singh, Craig Varrelman and James Keegan assist Mr. McCauley in managing Strategic Income Portfolio and Messrs. Singh and Varrelman and Susan Ryan assist Mr. McCauley in managing Balanced Portfolio's fixed income investments. Messrs. Singh, Varrelman and Keegan share responsibility for the U.S. government and investment grade securities sector of Strategic Income Portfolio. Messrs. Singh, Varrelman and Keegan are senior vice presidents of Mitchell Hutchins. Prior to joining Mitchell Hutchins in 1993, Mr. Singh was with Merrill Lynch Asset Management, Inc., where he was a member of the portfolio management team. Mr. Varrelman has been with Mitchell Hutchins as a portfolio manager since 1988 and manages fixed income portfolios with an emphasis on U.S. government securities. Prior to joining Mitchell Hutchins in March 1996, Mr. Keegan was a director with Merrion Group, L.P. From 1987 to 1994, he was a vice president of global investment management of Bankers Trust Company.

Messrs. Singh, Varrelman and Keegan first assumed responsibility for Strategic Income Portfolio at its inception. Messrs. Singh and Varrelman and Ms. Ryan first assumed their responsibilities for Balanced Portfolio in August 1995.

Ms. Ryan is responsible for the day-to-day management of the cash portion of the Portfolios. Ms. Ryan is a senior vice president of Mitchell Hutchins and has been with Mitchell Hutchins since 1982.


                                     MH 27

                              GENERAL INFORMATION

The Fund is registered with the SEC as an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated November 21, 1986. The Fund commenced operations as an investment company on May 4, 1987. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $.001 per share. Shares of 13 series are authorized.

The Fund does not hold annual meetings of shareholders. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when so requested in writing by the shareholders of record of not less than 10% of the Fund's outstanding shares.

Information concerning the Portfolios Class I shares may be obtained by contacting the Fund at 1-800-647-1568.

CUSTODIAN AND TRANSFER AGENT. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is custodian of the assets of Global Income Portfolio. State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, is custodian of the assets of the other Portfolios. Both custodians employ foreign sub-custodians approved by the board to provide custody of the foreign assets of the Portfolios that invest outside the United States. PFPC Inc., a subsidiary of PNC Bank, N.A., whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Fund's transfer and dividend disbursing agent.

CONFIRMATIONS AND STATEMENTS. Shareholders receive confirmations of purchases and redemptions of Portfolio shares. Monthly statements sent to each separate account report that account's Portfolio activity.

                                     MH 28

                                    APPENDIX

                DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

  COMMERCIAL PAPER RATINGS. Moody's employs the designation "Prime-1," "Prime-2" and "Prime-3" to indicate the repayment capacity of issuers of commercial paper. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained. Not Prime. Issuers assigned this rating do not fall within any of the Prime rating categories.

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows: A-1. This highest rating category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1." A-3. Issues carrying this designation have adequate capacity for timely payment.
They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B. Issues rated "B" are regarded as having only speculative capacity for timely payment. C. This rating is assigned to short-term debt obligations with a doubtful capacity for payment. D. Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as a "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future; BAA. Bonds which are rated Baa are considered as medium grade obligations,

                                     MH 29
i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments my be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's apply numerical modifiers, 1, 2 and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA. An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories, however, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters; adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation; BB, B, CCC, CC, C, D. Obligations rated BB, B, CCC,CC and C are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

"BB" An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" An obligation rated "B' is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" An obligation rated "CC" is currently highly vulnerable to nonpayment.

                                     MH 30

"C" The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

"D" An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                     MH 31